UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 1, 2001

                                 STRUTHERS, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


         NEVADA                       0-30331                57-1075246
         ------                       -------                ----------
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)

         1866-B RAOUL WALLENBERG BLVD., CHARLESTON, SOUTH CAROLINA 29407
         ---------------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (843) 763-1755

      1 CARRIAGE LANE, BLDG. D, SUITE G-E, CHARLESTON, SOUTH CAROLINA 29407
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)







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ITEM 5.           OTHER EVENTS

Effective January 1, 2001 Messrs. Douglas W. Beatty and Rhett Seabrook, being all of the Directors of the Registrant, appointed the following persons to fill three vacancies on the Board of Directors:

         Allan Carlson
         Dennis D. Gourley
         Richard S. Lane

At a meeting of the Board of Directors held on March 19, 2001 the following persons were appointed officers:

         Mariano Raigo              -       President
         Dennis D. Gourley          -       Secretary/Treasurer
         Richard S. Lane            -       Chairman of the Board
         Rhett Seabrook             -       Vice President

Accordingly, effective as of March 19, 2001 Douglas W. Beatty ceased acting as CEO/President and Chairman of the Board and Rhett Seabrook, who was appointed Vice President, ceased acting as Secretary/COO. Both Messrs. Beatty and Seabrook retain their positions as Directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  STRUTHERS, INC.
                                                  (Registrant)

Dated: March 22, 2001                             By /S/ RICHARD S. LANE
                                                     -------------------
                                                    Richard S. Lane
                                                    Chairman of the Board






Struthers Form 8-K 3/22


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